EXHIBIT INDEX


Exhibit      Description of Document
Number

EX-99.a1 Articles of Incorporation of Twentieth Century Strategic Asset Allocations, Inc. (filed electronically as Exhibit 1a to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 1, 1995, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated November 28, 1995 (filed electronically as
             Exhibit 1b to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated December 26, 1995 (filed electronically as
             Exhibit 1c to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1d to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated January 29, 1996 (filed electronically as
             Exhibit 1e to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated September 9, 1996 (filed electronically as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 5, 1999, and incorporated herein by reference).

EX-99.a7 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1f to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on March 26, 1997, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century Strategic Asset Allocations, Inc., dated December 2, 1996 (filed electronically as
             Exhibit 1g to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on March 26, 1997, and incorporated herein by reference).

EX-99.a9     Articles   Supplementary  of  American   Century   Strategic  Asset
             Allocations, Inc., dated February 16, 1999, (filed electronically as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 30, 1999, and incorporated herein by reference).

EX-99.a10    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc., dated August 2, 1999,(filed electronically as an
             Exhibit to Post-Effective Amendment No. 7 to the Registration
             Statement on Form N-1A, filed on March 31, 2000, and incorporated herein by reference).

EX-99.a11    Articles Supplementary of American Century Strategic Asset
             Allocations, Inc. (to be filed by amendment).

EX-99.b1 By-Laws of Twentieth Century Strategic Asset Allocations, Inc. (filed electronically as Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed December 1, 1995, and incorporated herein by reference).

EX-99.b2 Amendment of By-Laws of American Century Mutual Funds, Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc., dated August 1, 1997 (filed electronically as Exhibit d to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A on April 1, 1998, File No. 33-79482, and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Strategic Asset Allocations, Inc., and Funds Distributor, Inc. dated January 15, 1998 (filed electronically as Exhibit 6 to Post-Effective Amendment No. 28 to the Registration Statement on form N-1A of American Century Target Maturities Trust, Inc., File No. 2-94608, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed electronically as Exhibit B6b to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc. File No. 33-64872, filed June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed electronically as Exhibit e4 to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed December 28, 1998, and incorporated herein by reference).

EX-99.e5 Amendment No. 4 to the Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. dated July 30, 1999 (filed electronically as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.e6 Amendment No. 5 to the Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. (filed electronically as an Exhibit to Post-Effective Amendment No. 87 to the Registration Statement of American Century Mutual Funds, Inc., File No. 2-14213 on November 29, 1999, and incorporated herein by reference).

EX-99-e7 Amendment No. 6 to the Distribution Agreement between American Century Strategic Asset Allocations, Inc. and Funds Distributor, Inc. (to be filed by amendment).

EX-99.e8 Distribution Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Services, Inc. dated March 13, 2000 (filed electronically as an Exhibit to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, on March 30, 2000, and incorporated herein by reference).

EX-99.e9 Amendment No. 1 to the Distribution Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and The Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as an Exhibit to Post-Effective Amendment No. 31 to the Registration Statement on Form N1-A of American Century Government Income Trust, Commission File No. 2-99222, and incorporated herein by reference).

EX-99.g2 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit 8(d) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed February 5, 1996, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank as Administrative Agent dated as of December 21, 1999 (filed electronically as Exhibit h3 to Post-Effective Amendment No. 29 to the Registration Statement of American Century California Tax-Free and Municipal Funds, File No. 2-82734, on December 29, 1999, and incorporated herein by reference).

EX-99.i      Opinion and Consent of Counsel is included herein.

EX-99.j1     Consent of Deloitte & Touche LLP is included herein.

EX-99.j2 Power of Attorney dated February 19, 1999 (filed electronically as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A on March 30, 1999, File No. 33-79482, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed electronically as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., Commission File No. 33-64872, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., Commission File No. 2-14213, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed electronically as a part of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc., (Advisor Class) dated July 30, 1999 (filed electronically as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999 and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 19, 1999 (Advisor Class)(filed electronically as an Exhibit to Post-Effective Amendment No. 87 on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 1999 and incorporated herein by reference).

EX-99.m9 Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996, (filed electronically as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872). and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed electronically as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File
             No. 33-64872, and incorporated herein by reference).

EX-99.o2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed electronically as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.o3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed electronically as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, and incorporated herein by reference).

EX-99.o4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.o5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.o6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as a part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.o7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed electronically as Exhibit o7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.o8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 19, 1999 (filed electronically as Exhibit o8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 1999, and incorporated herein by reference).

EX-99.o9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (to be filed by amendment).

EX-99.p1 American Century Investments Code of Ethics (filed electronically as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, on March 10, 2000, and incorporated herein by reference).

EX-99.p2 Fund Distributor, Inc. Code of Ethics (filed electronically as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, on March 10, 2000, and incorporated herein by reference).